UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 8, 2006

    Greenville First Bancshares, Inc.

(Exact name of registrant as specified in its charter)

South Carolina
(State or other jurisdiction of incorporation)

000-27719	58-2459561
(Commission File Number)	(IRS Employer Identification No.)

112 Haywood Road, Greenville, S.C.	29607
(Address of principal executive offices)	(Zip Code)

(864) 679-9000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Appointment of Principal Officers.

On November 8, 2006, Greenville First Bancshares, Inc. (the "Company"), announced that F. Justin Strickland has been named president of the Company and its wholly owned subsidiary, Greenville First Bank, N.A. (the "Bank").   R. Arthur Seaver, Jr., who has served as president of the Bank and the Company since its inception in 1999, will continue as chief executive officer of the Bank and Company.

The base salary for Mr. Strickland will be $175,000.  The Company and Mr. Strickland are in the process of formalizing a written agreement, which will be filed by the Company on a Form 8-K upon execution.

Strickland has twenty years of banking experience.  For the past fourteen years he has held various executive positions with Carolina First Bank.  For the past seven years, he held the position of Midlands Market President for Carolina First Bank in Columbia, South Carolina.  Mr. Strickland is a graduate of the University of South Carolina, The South Carolina Bankers School, and the Graduate School of Banking of the South at LSU.  He is currently Chairman Elect of the South Carolina Bankers Association and received its Outstanding Young Banker award in 1999.

 A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01.  Financial Statements and Exhibits

            (c)        Exhibits

            Exhibit No.       Exhibit

            99.1                  Press Release announcing the appointment of F. Justin Strickland as president.

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SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                                                                                                GREENVILLE FIRST BANCSHARES, INC.

                                                                                                                                                                                                By:        /s/James M. Austin, III

                                                                                                                                                                                                Name:   James M. Austin, III

                                                                                                                                                                                                Title:     Chief Financial Officer

Dated: November 8, 2006

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EXHIBIT INDEX
Exhibit
Number   Description

99.1      Press Release announcing the appointment of F. Justin Strickland as president.

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